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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31994) of Mediaplex, Inc. of our reports dated January 21, 2000, except for Note 11, for which the date is March 27, 2000 relating to the financial statements and financial statement schedule which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
March 29, 2000